Exhibit 10.1

Amendment No. 2 to Credit Agreement AND ASSUMPTION AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT, dated as of August 27, 2014 (this “Agreement”), amending the Credit Agreement (as defined below; capitalized terms not otherwise defined herein have the respective meanings as specified in such Credit Agreement), is made by and among SEALED AIR CORPORATION, a Delaware corporation (for itself and in its capacity as the Borrower Representative for and on behalf of each Borrower under the Credit Agreement, the “Company”), CRYOVAC BRASIL LTDA., a limited company (sociedade limitada) (the “Existing Brazilian Term Borrower”), DIVERSEY BRASIL INDUSTRIA QUIMICA LTDA., a limited company (sociedade limitada) (the “New Brazilian Term Borrower”; and together with the Existing Brazilian Term Borrower, the “Brazilian Companies”), the Lenders (as defined below) under the Credit Agreement that are signatories hereto (which Lenders include (i) each of the Brazilian Term A Lenders and (ii) Lenders constituting the “Required Lenders” under the Credit Agreement), and BANK OF AMERICA, N.A., as agent for and on behalf of the Lenders (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Syndicated Facility Agreement, originally dated as of October 3, 2011 (as amended and restated pursuant to the Restatement Agreement, dated as of November 15, 2012, as further amended by Amendment No. 1 to Credit Agreement, dated as of November 27, 2013, as further amended and restated pursuant to the Second Restatement Agreement, dated as of July 25, 2014, as further amended by that certain Letter Agreement, dated as of July 25, 2014, and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”), made by and among the Company, the other Borrowers (as defined therein) party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, and the other parties referred to therein;

WHEREAS, the Company has requested that the Credit Agreement be amended as hereinafter set forth, including, without limitation, (i) to replace the Existing Brazilian Term Borrower with the New Brazilian Term Borrower as a party to the Credit Agreement, and (ii) to make certain other amendments to the Credit Agreement as set forth herein below, all subject to the terms and conditions to effectiveness set forth herein;

WHEREAS, New Brazilian Term Borrower has agreed to execute and deliver this Agreement in order to be designated as a “Designated Borrower”, as “Borrower” and the “Brazilian Term Borrower”, as defined in, and in accordance with the provisions of, the Credit Agreement;

WHEREAS, the Existing Brazilian Term Borrower has agreed to execute and deliver this Agreement in order to terminate its designation as the “Brazilian Term Borrower” and a “Borrower” under the Credit Agreement and the other Loan Documents (but, for the avoidance of doubt, the Existing Brazilian Term Borrower shall retain its designation as a Guarantor, as more fully set out in Section 5 hereof); and

WHEREAS, the Agent has agreed to extend the date by which Brazilian Term A Advances can be advanced by the Brazilian Term A Lenders to the New Brazilian Term Borrower pursuant to Section 2.01(a)(vi) of the Credit Agreement (the “Brazilian Facility Effective Date”) by 15 Business Days, such that the Brazilian Facility Effective Date shall occur no later than the 35th Business Day following the Second Restatement Effective Date.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Joinder, Assumption and Waiver. With effect from the Amendment Effective Date, and subject to the satisfaction (or waiver) of each of the conditions precedent set forth in Section 4 hereof:

(a)    The Company, each Brazilian Company, the Agent, the Required Lenders and each of the Brazilian Term A Lenders hereby agree that:

(i)    the New Brazilian Term Borrower shall hereinafter be a “Designated Borrower”, a “Borrower” and the “Brazilian Term Borrower” under, and for all purposes of, the Credit Agreement and the other Loan Documents, pursuant to Borrower designation provisions of Section 9.09 of the Credit Agreement (as amended and waived hereby) and the other applicable provisions of the Credit Agreement, and subject to the provisions of Article II and Section 3.04 of the Credit Agreement, shall be entitled to receive Brazilian Term A Advances for its account on the terms and conditions set

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forth in the Credit Agreement, and shall otherwise be a Borrower for all purposes of the Credit Agreement and the other Loan Documents;

(ii)    the Existing Brazilian Term Borrower shall hereinafter cease to be the Brazilian Term Borrower under the Credit Agreement (but shall, for the avoidance of doubt, remain a Guarantor, as more fully set out in Section 5 below); and

(iii)   the Existing Brazilian Term Borrower hereby irrevocably assigns to the New Brazilian Term Borrower, and the New Brazilian Term Borrower hereby irrevocably assumes, each of the benefits, rights, liabilities and obligations of the “Brazilian Term Borrower” under the Credit Agreement and the other Loan Documents (in its capacity as such), and the New Brazilian Term Borrower agrees to be bound by all of the terms and conditions of the Credit Agreement and the other Loan Documents applicable to a “Borrower” and to the “Brazilian Term Borrower”.

(b)    Each of the Agent, the Required Lenders and each of the Brazilian Term A Lenders hereby waives (i) the requirement of the Company to deliver to the Agent, on 15 Business Days’ notice, a duly executed notice and agreement in substantially the form of Exhibit I to the Credit Agreement (as set forth in the first sentence of Section 9.09(a) of the Credit Agreement) which would otherwise be applicable to the designation of the New Brazilian Term Borrower as a Designated Borrower, and each agrees that the entry into of this Agreement shall constitute such notice, (ii) the five Business Day notice period (as set forth in the last line of Section 9.09(a) of the Credit Agreement) which would otherwise be applicable to the submission of a Notice of Borrowing by or on behalf of the New Brazilian Term Borrower, which notice requirement shall be replaced with the provisions of Section 3.04(a)(iii) of the Credit Agreement, and (iii) the 15 Business Day notice period (as set forth in Section 9.09(d) of the Credit Agreement) which would otherwise be applicable to the termination of the Existing Brazilian Term Borrower as a Borrower, and agrees that the entry into of this Agreement shall constitute such notice.

(c)    Each of the Required Lenders and each of the Brazilian Term A Lenders hereby waives (i) the requirement that the Agent deliver a notice in substantially the form of Exhibit J to the Credit Agreement (as set forth in the third sentence of Section 9.09(a) of the Credit Agreement) which would otherwise be applicable to the designation of the New Brazilian Term Borrower as a Designated Borrower, and agrees that the entry into of this Agreement shall constitute such notice, and (ii) the requirement that the Agent promptly deliver a notice to the Lenders (as set forth in the last sentence of Section 9.09(d) of the Credit Agreement) which would otherwise be applicable to the termination of the Existing Brazilian Term Borrower as a Brazilian Term Borrower, and agrees that the provisions of Section 7(d) hereof shall instead apply.

(d)    The waivers set forth in Sections 1(b) and 1(c) above shall be effective only in the specific instances stated in such Section 1(b) or Section 1(c), as applicable, and for the specific purposes set forth therein and, save as expressly set forth in this Agreement, do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

(e)    The Agent, the Company, the New Brazilian Term Borrower, the Brazilian Term A Lenders and the Required Lenders hereby agree that (i) each reference to the “Second Restatement Effective Date” set forth in clauses (a)(ii) and (b)(iii) of Section 3.04 of the Credit Agreement shall instead be a reference to the “Amendment Effective Date” of this Agreement, and (ii) the reference to “the Second Restatement Agreement” set forth in clause (b)(iii) of Section 3.04 of the Credit Agreement shall instead be a reference to “this Agreement”, for purposes of determining whether good standing certificates are required to be re-delivered or brought down and corporate authorizations are required to be confirmed, as provided in such Section 3.04.

SECTION 2. Amendments to the Credit Agreement. The Company, each Brazilian Company, the Agent, each Brazilian Term A Lender and the Required Lenders hereby agree that, with effect from the Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is amended as follows:

(a)    The definition of “Brazilian Term Borrower” as set forth in the preamble of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“DIVERSEY BRASIL INDUSTRIA QUIMICA LTDA., a limited company (sociedade limitada) (the “Brazilian Term Borrower”)”.

(b)    Section 9.09(a) of the Credit Agreement is hereby amended by amending the third sentence thereof by deleting the words “, the Required Lenders” immediately following the phrase “If the Agent” at the start of such sentence.

(c)    Section 9.09(a) of the Credit Agreement is hereby further amended by adding the following sentence to the end of such Section 9.09(a), following the period at the end thereof:

Upon the effectiveness of the designation of any Designated Borrower pursuant to this Section 9.09, such Designated Borrower shall be deemed to be a US Revolver Borrower, Multicurrency Borrower and/or Borrower for purposes of any other Facility, as specified by the Company and the Agent in the notices delivered pursuant to Exhibit I and Exhibit J and, in any event, subject to the consent of the applicable Lenders in accordance with the immediately preceding sentence. In

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addition, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect such designation, and any such deemed amendment may be memorialized in writing by the Agent and the Company and furnished to the other Persons then party to this Agreement.

SECTION 3. Signature Page to Credit Agreement. The signature page hereto in respect of the New Brazilian Term Borrower shall be deemed for all purposes to be a counterpart signature page to the Credit Agreement, and the New Brazilian Term Borrower shall, by executing and delivering this Agreement, be deemed to have become a party to the Credit Agreement, as the Brazilian Term Borrower and as a Borrower, in each case with the same force and effect as if originally named therein as the Brazilian Term Borrower and a Borrower, and shall have all of the rights, benefits, obligations and liabilities of the Brazilian Term Borrower and of a Borrower.

SECTION 4. Conditions of Effectiveness. This Agreement shall become effective as of the date when, and only when, the following conditions have been satisfied or waived (the “Amendment Effective Date”):

(a)    Receipt by the Agent (or by the Agent’s counsel on its behalf) of counterparts of this Agreement, duly executed by the Company, the Existing Brazilian Term Borrower, the New Brazilian Term Borrower, the Agent, each Brazilian Term A Lender and Lenders constituting the Required Lenders under the Credit Agreement.

(b)    Receipt by the Agent (or by the Agent’s counsel on its behalf) of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the New Brazilian Term Borrower:

(i)    a favorable opinion, dated as of the Amendment Effective Date and addressed to the Agent and each Brazilian Term A Lender from special Brazilian counsel for the Brazilian Companies, in form and substance reasonably satisfactory to the Agent;

(ii)    a favorable opinion as to the enforceability of this Agreement (and of the Credit Agreement, as amended hereby), dated as of the Amendment Effective Date and addressed to the Agent and the Lenders from special New York counsel for the Company and the New Brazilian Term Borrower, in form and substance reasonably satisfactory to the Agent;

(iii)    a certificate of a secretary or assistant secretary (or equivalent position) of the New Brazilian Term Borrower, together with appropriate attachments which shall include the following items: (A) a true, complete and correct copy of the articles of incorporation, certificate of limited partnership, certificate of formation or organization or other constitutive document of the New Brazilian Term Borrower, to the extent applicable, certified by an appropriate Governmental Authority, (B) a true, complete and correct copy of the by-laws, partnership agreement or limited liability company or operating agreement (or other applicable organizational document) of the New Brazilian Term Borrower, (C) a certified copy of the resolutions of the board of directors, board of managers or other appropriate entity of the New Brazilian Term Borrower authorizing the execution, delivery and performance by the New Brazilian Term Borrower of this Agreement and the transactions contemplated hereby, and (D) certificates of legal existence and good standing, to the extent available, of the New Brazilian Term Borrower issued by an appropriate Governmental Authority; and

(iv)    a certificate from a Responsible Officer of the Company, in form and substance reasonably satisfactory to the Agent and dated as of the Amendment Effective Date, certifying that (A) no Default or Event of Default has occurred and is continuing, and (y) the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality, in which case such qualified representations and warranties shall be true and correct; provided that any representations and warranties with respect to the Collateral Documents and related matters specified on Schedule 5.01(m) to the Credit Agreement shall only be required to be true and correct as of the time period specified for execution and effectiveness of such Collateral Documents and related matters (and subject to any applicable extensions of such time periods which may have been granted in accordance with the terms thereof).

(c)    As at the Amendment Effective Date, there are no outstanding Loans payable by the Existing Brazilian Term Borrower, or other amounts payable by the Existing Brazilian Term Borrower on account of any Loans made to it.

SECTION 5. Consent and Affirmation of the Brazilian Guarantors. Each of the Existing Brazilian Term Borrower and the New Brazilian Term Borrower (in their capacities as Guarantors under the Credit Agreement, the “Brazilian Guarantors”) hereby confirm and agree that (a) notwithstanding the consummation of each of the transactions set forth herein and the effectiveness of this Agreement, each Guaranty to which each such Brazilian Guarantor is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which each such Brazilian Guarantor is a party and

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all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations (subject, in each case, to (i) any amendments or other modifications to any such Collateral Documents to be completed following the Second Restatement Effective Date in accordance with Schedule 5.01(m) of the Credit Agreement, and which have not been completed on or prior to the Amendment Effective Date and (ii) any and all limitations which apply to the guarantee obligations of each such Brazilian Guarantor under each such Guaranty).

SECTION 6. Confirmation of Representations and Warranties on Amendment Effective Date.

(a)    The Company and each Brazilian Company hereby represents and warrants, on and as of the date hereof, that all representations and warranties contained in Article IV of the Credit Agreement and each other Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided further however that any representations and warranties with respect to the Collateral Documents and related matters specified on Schedule 5.01(m) of the Credit Agreement, and which have not been completed on or prior to the Amendment Effective Date, shall only be required to be true and correct as of the time period specified for execution and effectiveness of such Collateral Documents and related matters (and subject to any applicable extensions of such time periods which may have been granted in accordance with the terms thereof).

(b)    The Company and each Brazilian Company hereby represents and warrants, on and as of the date hereof, that (i) it has the requisite power to execute and deliver this Agreement, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken, (ii) this Agreement has been duly authorized, executed and delivered by it, and (iii) this Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)    The New Brazilian Term Borrower hereby acknowledges that it has been provided with a copy of the Credit Agreement and the schedules and exhibits thereto.

SECTION 7. Reference to and Effect on the Loan Documents.

(a)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement.

(b)    The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.

(c)    Save as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swing Line Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)    The Agent agrees to promptly post this Agreement for the Lenders on the Platform.

SECTION 8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Expenses. The Company agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement and the designation of the New Brazilian Term Borrower as a Designated Borrower, in accordance with the provisions of Section 9.04 (a) of the Credit Agreement.

SECTION 10. Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction

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shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11. Loan Document. Each of the parties hereto hereby agree this this Agreement shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY RIGHT TO ANY OTHER JURISDICTION THAT IT MAY HAVE BY REASON OF DOMICILE OR ANY OTHER REASON AND OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

[Remainder of Page Intentionally Left Blank]

5	SEALED AIR AMENDMENT NO. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SEALED AIR CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

CRYOVAC BRASIL LTDA.

By:
Name:
Title:

DIVERSEY BRASIL INDUSTRIA QUIMICA LTDA.

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Brazilian Term A Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

CREDIT AGRICOLE – CORPORATE & INVESTMENT BANK,
as Brazilian Term A Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

JPMORGAN CHASE BANK, N.A.,
as Brazilian Term A Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. “RABOBANK
NEDERLAND”, NEW YORK BRANCH,
as Brazilian Term A Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]

,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO SEALED AIR AMENDMENT NO. 2]